This Instrument Prepared By
John R. Officer, Attorney
109 South Court Square
Livingston, Tennessee 38570

ASSIGNMENT

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, **TN-K ENERGY GROUP, INC., and KING'S OIL, LLC**, are the holders of certain oil and gas leasehold interests under the following lease:

> By and between **Charles and Lynda Anderson**, the LESSORS, and **Overton Oil and Gas,** LESSEE, dated September 4, 2009, and recorded in Lease Book 71, page 731, Register's Office, Overton County, Tennessee, and various assignments of interest as follows: Record Book 85, Page 29; Record Book 85, Page 32; Record Book 90, Page 705; Record Book 90, Page 452; Record Book 90, Page 462; Record Book 98, Page 546; Record Book 99, Page 805; Record Book 100, Page 9, and Record Book 100, Page 6, respectfully, in the Register's Office, Overton County, Tennessee, and

to each of which reference is here had, and

WHEREAS, **TN-K ENERGY GROUP, INC.,, and KING'S OIL, LLC** desire to transfer its working interest in said lease and interests in certain wells drilled on said lease unto **K & K ACQUISITIONS, LLC**., referred to as the Assignee,

WITNESSETH:

NOW, THEREFORE, in consideration of the premises, the sum of One and 00/100 ($1.00) Dollar cash in hand paid and other valuable consideration, the receipt of all of which is hereby acknowledged, **TN-K ENERGY GROUP, INC. and KING'S OIL, LLC** hereby transfer, assign and convey its working interest in the aforementioned lease unto **K & K ACQUISITIONS, LLC** and as set forth below in designated wells to the named assignees as set forth below, subject to the following **RESERVATION** by **TN-K ENERGY GROUP, INC**., as follows:

TN-K ENERGY GROUP, INC. specifically reserves in accord with Exhibit B of the contract with the Assignee dated November 14, 2011, and to which reference is here had and the terms thereof incorporated herein by reference, including the reservation by the Assignor of 5% interest in the leasehold and the stated interest shown in the specific wells as set forth below, and said interest to increase in all wells and the leasehold to 10% upon the recovery of the Assignee's investment as defined in the aforementioned contract. For clarification, the interest in the leasehold being assigned, other than the specific wells enumerated, is 85% less the 5% reserved by **TN-K ENERGY GROUP, INC.** and which reservation may increase to 10% under the terms of the aforementioned contract.

Well	Interest Assigned
Anderson Well No. 1	63.34 % (5% being reserved by **TN-K ENERGY GROUP, INC.**)
Anderson Well No. 3	71.34% (5% being reserved by **TN-K ENERGY GROUP, INC.**)
Anderson Well No. 4	70% (5% being reserved by **TN-K ENERGY GROUP, INC.**)
Andersn Well No. 6	80% (5% being reserved by **TN-K ENERGY GROUP, INC.**)
Anderson Well No. 8	80% (5% being reserved by **TN-K ENERGY GROUP, INC.**)
Anderson Well No. 10	57.5% (5% being reserved by **TN-K ENERGY GROUP, INC.**)
Anderson Well No. 11	52.5% (10% being reserved by **TN-K ENERGY GROUP, INC.**)
Anderson Well No. 13	52.5% (10% being reserved by **TN-K ENERGY GROUP, INC.)**

(SIGNATURE PAGE AND ACKNOWLEDGEMENTS ON FOLLOWING PAGE)

\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\
\

TN-K ENERGY GROUP, INC.

BY: ______________________
Ken Page, President

KINGS OIL, LLC

BY: ______________________
Delmas King, Managing Member

****

STATE OF Ohio

COUNTY OF Overton

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared DELMAS KING, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be Managing Member of **KING'S OIL, LLC**, the within named Assignor, and that he as such Managing Member, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing as Managing Member.

WITNESS my hand and official seal at office on this the 29 day of November, 2011.

____
Notary Public

My Commission Expires: 4/30/13

NOTARIAL SEAL
STATE OF OHIO

ANGELA M. HOBBS
NOTARY PUBLIC
STATE OF OHIO
MY COMM. EXP. 4-30-2013

****

STATE OF TN

COUNTY OF Overton

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared KEN PAGE, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be President of **TN-K ENERGY GROUP, INC.**, the within named Assignor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing as President.

WITNESS my hand and official seal at office on this the 2nd day of Dec, 2011.

____
Notary Public

My Commission Expires: 2-11-14

JOHN OFFICER
STATE OF TENNESSEE
NOTARY PUBLIC
OVERTON COUNTY

****

Franklin D. "Peck" Smith, Register
Overton County

Rec #: 21622		Instrument #: 29730
Rec'd:	15.00	Recorded
State:	0.00	12/6/2011 at 2:10 PM
Clerk:	0.00	in Record Book
EDP:	2.00	101
Total:	17.00	Pgs 333-335